SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SS&C Technologies Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(4)	Date Filed:

SS&C TECHNOLOGIES HOLDINGS, INC.

80 Lamberton Road

Windsor, Connecticut 06095

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of SS&C Technologies Holdings, Inc. to be held at 9:00 a.m., local time, on March 27, 2015 at our offices located at 80 Lamberton Road, Windsor, Connecticut 06095.

At the special meeting, you will be asked to approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares. The Board of Directors recommends that you approve the amendment to our Restated Certificate of Incorporation.

We hope you will be able to attend the special meeting. Whether or not you plan to attend the special meeting, it is important that your shares are represented. Therefore, we urge you to promptly vote your shares by completing, signing, dating and returning the enclosed proxy card in accordance with the instructions provided or by completing the voting instruction form provided to you by your bank, broker or other nominee.

Sincerely,

WILLIAM C. STONE
Chairman of the Board & Chief Executive Officer

Dated: March 11, 2015

YOUR VOTE IS IMPORTANT

We urge you to promptly vote your shares by completing, signing, dating and returning the enclosed proxy card or by completing the voting instruction form provided to you by your bank, broker or other nominee.

SS&C TECHNOLOGIES HOLDINGS, INC.

80 Lamberton Road

Windsor, Connecticut 06095

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on March 27, 2015

The Special Meeting of Stockholders of SS&C Technologies Holdings, Inc. will be held on March 27, 2015 at 9:00 a.m., local time, at our offices located at 80 Lamberton Road, Windsor, Connecticut 06095, to consider and act upon the following matters:

1.	To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares; and

2.	To consider and transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote to approve the Proposal.

Only stockholders of record at the close of business on March 9, 2015 are entitled to receive notice of and to vote at the special meeting or any adjournments or postponements thereof.

Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the special meeting personally, we hope you will take the time to vote your shares. If you are a stockholder of record, you may vote by completing, signing, dating and returning the enclosed proxy card in the envelope provided. If your shares are held in “street name,” meaning they are held for your account by a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Even if you plan to attend the special meeting, please vote now using one of the above methods. You can change your vote at the meeting if you choose to do so.

By Order of the Board of Directors,

PAUL G. IGOE
Senior Vice President, General Counsel & Secretary

Dated: March 11, 2015

SS&C TECHNOLOGIES HOLDINGS, INC.

80 Lamberton Road

Windsor, Connecticut 06095

Proxy Statement for Special Meeting of Stockholders To Be Held on March 27, 2015

Our Special Meeting of Stockholders will be held on Friday, March 27, 2015, at 9:00 a.m., local time, at our offices located at 80 Lamberton Road, Windsor, Connecticut 06095. If you have any questions about the special meeting, please contact Paul G. Igoe, our Corporate Secretary, by telephone at (860) 298-4832 or by sending a written request for information addressed to Paul G. Igoe at our principal executive offices located at 80 Lamberton Road, Windsor, Connecticut 06095.

See “About the Special Meeting” beginning on page 2 for details on the voting process and how to attend the special meeting.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of

Stockholders to be Held on March 27, 2015

We are first mailing this proxy statement and the accompanying proxy on or about March 12, 2015 to our stockholders of record as of March 9, 2015. This proxy statement is available for viewing, printing and downloading at http://www.ssctech.com/2015specialmeeting. This proxy statement is also available on the SEC’s website at http://www.sec.gov.

About the Special Meeting

You have received this proxy statement because the Board of Directors (the “Board”) of SS&C Technologies Holdings, Inc., which we refer to as SS&C Holdings, SS&C or the Company, is soliciting your proxy to vote your shares at the Special Meeting of Stockholders (the “Special Meeting”) to be held on March 27, 2015 at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting, and at any adjournments or postponements of that meeting. This proxy statement includes information we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”), and is designed to assist you in voting your shares. Only stockholders of record at the close of business on March 9, 2015 are entitled to receive notice of, and to vote at, the special meeting.

We are asking stockholders to approve an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate”) to increase the number of authorized shares of common stock of the Company from 100,000,000 shares to 200,000,000 shares (the “Proposal”), and to consider and transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Voting Procedures

You may vote either in person at the Special Meeting or by proxy. To vote by proxy, you must:

•	Complete all of the required information on the proxy card;

•	Date and sign the proxy card;

•	Return the proxy card in the enclosed postage-paid envelope. We must receive your proxy card before the Special Meeting for your proxy to be valid and for your vote to count; and

•	If you are not the stockholder of record and hold shares through a bank, broker or other nominee, such agent may have special voting instructions that you should follow. You should contact your bank, broker or other nominee to obtain instructions for voting your shares.

Whether or not you expect to be present in person at the Special Meeting, you are requested to complete, sign, date and return the enclosed form of proxy. The shares represented by your proxy will be voted in accordance with your instructions. If you attend the Special Meeting, you may vote by ballot. If you want to vote in person at the Special Meeting and you own your shares through a bank, broker or other nominee, you must obtain a proxy from that party in its capacity as owner of record for your shares and bring the proxy to the Special Meeting.

Your properly completed proxy card will appoint William C. Stone, Patrick J. Pedonti and Paul G. Igoe as proxy holders, or your representatives, to vote your shares in the manner directed therein by you. Mr. Stone is our Chairman and Chief Executive Officer, Mr. Pedonti is our Senior Vice President and Chief Financial Officer, and Mr. Igoe is our Senior Vice President, General Counsel and Secretary. Your proxy permits you to direct the proxy holders to vote “FOR,” “AGAINST” or “ABSTAIN” for the Proposal.

All shares entitled to vote and represented by properly completed proxies received prior to the Special Meeting and not revoked will be voted at the Special Meeting in accordance with your instructions. If you do not indicate how your shares are to be voted on a matter, the shares represented by your properly completed proxy will be voted “FOR” the Proposal, and in the discretion of the persons named as proxies in the manner they believe to be in the Company’s best interests as to other matters that may properly come before the Special Meeting.

Revocation of Proxies

You may revoke your proxy at any time before it is exercised by (1) delivering to us a signed proxy card with a date later than the date of your previously delivered proxy, (2) voting in person at the Special Meeting or

(3) sending a written revocation to our Corporate Secretary at our principal executive offices. Shares represented by valid proxies that are received prior to the Special Meeting and not revoked at or prior to the Special Meeting will be voted at the Special Meeting.

Stockholders Entitled to Vote

The Board has fixed March 9, 2015 as the record date for the Special Meeting. You are entitled to vote (in person or by proxy) at the Special Meeting if you were a stockholder of record on the record date. On the record date, we had 81,644,669 shares of voting common stock outstanding (each of which entitles its holder to one vote). Holders of shares of our common stock do not have cumulative voting rights.

In addition to our voting common stock, on the record date, we had 2,703,846 shares of our Class A non-voting common stock outstanding. Shares of our Class  A non-voting common stock cannot be voted at the Special Meeting.

Quorum

For the Proposal on the agenda for the Special Meeting, the holders of a majority of the shares of common stock issued and outstanding and entitled to vote must be present at the Special Meeting in person or represented by proxy to constitute a quorum. Shares represented by all proxies received, including proxies that abstain from voting on the Proposal, as well as broker non-votes (as described below), will be counted toward establishing a quorum.

Votes Required

The affirmative vote of a majority of the outstanding shares of the Company’s common stock is required to approve the Proposal. Abstentions or the failure to vote shares therefore will have the effect of votes “AGAINST” the Proposal in this context.

If you hold shares of common stock through a bank, broker or other nominee, that party may under certain circumstances vote your shares if you do not timely provide them with voting instructions. Banks, brokers or other nominees have discretionary authority to vote customers’ unvoted shares on routine matters. Your bank, broker or other nominee cannot vote your shares on any matter that is not considered a routine matter. The Proposal is not considered a routine matter. Shares for which a bank, broker or other nominee cannot vote on a particular matter because that party does not have discretionary voting authority to do so are considered “broker non-votes” on these matters.

Solicitation of Proxies

We will bear the expenses of preparing, printing and assembling the materials used in the solicitation of proxies. In addition to the solicitation of proxies by use of the mail or the Internet, we may also use the services of some of our officers and employees (who will receive no compensation for such services in addition to their regular salaries) to solicit proxies personally and by telephone and email. Banks, brokers or other nominees will be requested to forward solicitation materials to the beneficial owners of shares of record held by them, and we will reimburse them for their reasonable expenses.

Other Business to be Considered

Our management does not know of any business other than the matters set forth in the Notice of Special Meeting of Stockholders and described above to be presented for consideration at the Special Meeting and the advance notice period applicable to the Special Meeting as prescribed by our By-laws has expired. If any other business should properly come before the Special Meeting, the proxies will be voted in the discretion of the proxy holders. Each of the persons appointed by the enclosed form of proxy present and acting at the meeting, in person or by substitute, may exercise all of the powers and authority of the proxies in accordance with their judgment.

The date of this Proxy Statement is March 11, 2015.

PROPOSAL:

Approval of Amendment to the Certificate to Increase the Number of Authorized Shares of

Common Stock from 100 Million to 200 Million Shares

The Board recommends that stockholders consider and vote in favor of the adoption of an amendment to Article Fourth of the Certificate that would increase the authorized number of shares of common stock from 100,000,000 (as presently authorized) to 200,000,000 shares. The Board voted to approve this amendment and to recommend that stockholders approve it.

The first paragraph of Article Fourth of the Certificate, marked to show the proposed amendments, is as follows:

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 210,000,000 shares, consisting of (i) 200,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), (ii) 5,000,000 shares of Class A Non-Voting Common Stock, $0.01 par value per share (“Class A Common Stock”), and (iii) 5,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”).

As of March 9, 2015 (the record date), 85,134,954 shares of common stock were issued and outstanding, of which 786,439 shares of common stock were held as treasury shares.

This is the first increase in the number of authorized shares of common stock since our initial public offering in 2010. The Board believes that the availability of additional authorized shares of common stock will provide us with additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, stock splits (including splits effected through the declaration of stock dividends), raising capital, future financings, investment opportunities, acquisitions, employee stock-based incentive plans or other distributions. For example, we have recently entered into a definitive agreement to acquire all of the outstanding shares of common stock of Advent Software, Inc., as described in our Current Report on Form 8-K filed February 3, 2015. We expect that certain of our currently authorized shares of common stock will be reserved for issuance under employee equity incentive plans of Advent Software, Inc. that we will assume in connection with this acquisition, and we expect, depending upon market factors and other considerations, to issue shares of our common stock in connection with financing this acquisition. However, the Board has not authorized any action with respect to the shares that would be authorized under this proposal, and we currently do not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of common stock authorized by the proposed amendment to the Certificate.

An increase in the authorized number of shares of common stock could, under certain circumstances, have an anti-takeover effect or delay or prevent a change in control of the Company by providing us the capability to engage in actions that would be dilutive to a potential acquiror, to pursue alternative transactions, or to otherwise increase the potential cost to acquire control of the Company. Thus, while we currently have no intent to employ the additional unissued authorized shares as an anti-takeover device, the proposed amendment may have the effect of discouraging future unsolicited takeover attempts. The Board is not aware of any such attempt to take control of the Company.

The proposed increase in the number of authorized shares of common stock will not change the number of shares of common stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of common stock. However, the issuance of additional shares of common stock authorized by this amendment to the Certificate may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of common stock, none of whom have preemptive rights under the Certificate to subscribe for additional securities that we may issue.

Once the proposed amendment is approved, no further action by the stockholders would be necessary prior to the issuance of additional shares of common stock unless required by law or the rules of any stock exchange or national securities association on which the common stock is then listed or quoted. Under the proposed amendment, each of the newly authorized shares of common stock will have the same rights and privileges as currently authorized common stock. The proposed amendment to increase the authorized number of shares of common stock does not change the number of shares of non-voting common stock or preferred stock that the Company is authorized to issue.

If the proposed amendment is adopted, it will become effective upon filing of an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The Board intends to cause such filing promptly following stockholder approval, but the Board nevertheless retains the discretion under Delaware law not to implement the proposed amendment.

The affirmative vote of a majority of the outstanding shares of the Company’s common stock is required to approve the Proposal. Abstentions or the failure to vote shares therefore will have the effect of votes “AGAINST” the Proposal in this context.

The Board recommends a vote “FOR” approval to amend the Certificate to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares.

OWNERSHIP OF OUR COMMON STOCK

The following table sets forth information regarding the beneficial ownership of our common stock as of March 9, 2015, including:

•	each person we know to be the beneficial owner of more than 5% of the outstanding shares of common stock;

•	each of our directors and named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder. Shares of common stock subject to options that are exercisable or exercisable within 60 days of March 9, 2015 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of the persons and entities listed on the table is c/o SS&C Technologies Holdings, Inc., 80 Lamberton Road, Windsor, CT 06095.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders

William Stone (1)	17,146,140	19.9%

FMR LLC (2) 245 Summer Street Boston, MA 02210	10,268,159	12.2%

T.Rowe Price Associates, Inc. (3) 100 E. Pratt Street Baltimore, Maryland 21202	7,855,718	9.3%

Janus Capital Management LLC (4) 151 Detroit Street Denver, Colorado 80206	6,869,497	8.1%

MSDC Management, L.P. (5) 645 Fifth Avenue, 21st Floor New York, New York 10022	4,574,036	5.4%

BAMCO, Inc. (6) 767 Fifth Avenue, 49th Floor New York, NY 10153	4,435,632	5.3%

Vanguard Group, Inc. (7) 100 Vanguard Blvd. Malvern, PA 19355	4,336,591	5.1%
Other Directors and Named Executive Officers

Normand A. Boulanger (8)	900,335	1.1%

Michael E. Daniels (9)	24,250	*

William A. Etherington (10)	40,250	*

Allan M. Holt (11)	21,250	*

Paul G. Igoe (12)	50,415	*

Rahul Kanwar (13)	258,186	*

Jonathan E. Michael (14)	43,250	*

Patrick J. Pedonti (15)	336,756	*

David A. Varsano (16)	33,750	*

Michael Zamkow (17)	21,250	*

All Directors and Executive Officers as a group (11 persons) (18)	18,875,832	21.5%

*	Represents less than one percent of the outstanding shares of common stock.
(1)	Includes 1,934,845 shares of our common stock subject to outstanding stock options exercisable on or within the 60-day period following March 9, 2015 and 2,703,846 shares of our Class A non-voting common stock. Shares of our Class A non-voting common stock have no voting rights and cannot be voted at the Special Meeting.
(2)	Consists of 10,268,159 shares of common stock reported as beneficially owned by FMR LLC including 406,541 shares of common stock over which FMR LLC reports sole voting power and 10,268,159 shares of common stock over which FMR LLC reports sole dispositive power. We obtained information regarding beneficial ownership of these shares solely from the Schedule 13G that was filed with the SEC on February 13, 2015.
(3)	Consists of 7,855,718 shares of common stock reported as beneficially owned by T. Rowe Price Associates, Inc. including 1,410,200 shares of common stock over which T. Rowe Price Associates, Inc. reports sole voting power and 7,855,718 shares of common stock over which T. Rowe Price Associates, Inc. reports sole dispositive power. We obtained information regarding beneficial ownership of these shares solely from the Schedule 13G that was filed with the SEC on February 11, 2015.
(4)	Consists of 6,869,497 shares of common stock reported as beneficially owned by Janus Capital Management LLC over which Janus Capital Management LLC reports sole voting power and sole dispositive power. We obtained information regarding beneficial ownership of these shares solely from the Schedule 13G that was filed with the SEC on February 18, 2015.
(5)	Consists of 4,574,036 shares of common stock reported as jointly beneficially owned by MSD Torchlight Partners, L.P., MSD Torchlight Partners (MM), L.P. and MSDC Management, L.P. MSD Torchlight Partners, L.P., MSD Torchlight Partners (MM), L.P. and MSDC Management, L.P. report shared voting power and shared dispositive power over 4,574,036 shares of common stock. We obtained information regarding beneficial ownership of these shares solely from the Schedule 13G that was filed with the SEC on February 17, 2015.
(6)	Consists of 4,435,632 shares of common stock reported as beneficially owned by Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc. and Ronald Baron (collectively, the “BAMCO Group”) over which the BAMCO Group reports shared voting power of 4,050,632 shares of common stock and shared dispositive power of 4,435,632 shares of common stock. We obtained information regarding beneficial ownership of these shares solely from the Schedule 13G that was filed with the SEC on February 17, 2015.
(7)	Consists of 4,336,591 shares of common stock reported as beneficially owned by The Vanguard Group over which The Vanguard Group reports sole voting power over 91,342 shares of common stock and shared dispositive power over 84,942 shares of common stock. We obtained information regarding beneficial ownership of these shares solely from the Schedule 13G that was filed with the SEC on February 11, 2015.
(8)	Includes 885,335 shares of our common stock subject to outstanding stock options exercisable on or within the 60-day period following March 9, 2015.
(9)	Consists of 24,250 shares of our common stock subject to outstanding stock options exercisable on or within the 60-day period following March 9, 2015.
(10)	Includes 30,250 shares of our common stock subject to outstanding stock options exercisable on or within the 60-day period following March 9, 2015.
(11)	Consists of 21,250 shares of our common stock subject to outstanding stock options exercisable on or within the 60-day period following March 9, 2015.
(12)	Consists of 50,415 shares of our common stock subject to outstanding stock options exercisable on or within the 60-day period following March 9, 2015.
(13)	Includes 248,186 shares of our common stock subject to outstanding stock options exercisable on or within the 60-day period following March 9, 2015.
(14)	Includes 30,250 shares of our common stock subject to outstanding stock options exercisable on or within the 60-day period following March 9, 2015.
(15)	Consists of 336,756 shares of our common stock subject to outstanding stock options exercisable on or within the 60-day period following March 9, 2015.

(16)	Includes 30,250 shares of our common stock subject to outstanding stock options exercisable on or within the 60-day period following March 9, 2015.
(17)	Consists of 21,250 shares of our common stock subject to outstanding stock options exercisable on or within the 60-day period following March 9, 2015.
(18)	Includes 3,613,037 shares of our common stock subject to outstanding stock options exercisable on or within the 60-day period following March 9, 2015.

AVAILABILITY OF CERTAIN DOCUMENTS

We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this Proxy Statement, by going to the Investor Relations page of our corporate website at www.ssctech.com. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements or other information concerning us, without charge, by written or telephonic request directed to SS&C Technologies Holdings, Inc., 80 Lamberton Road, Windsor, Connecticut 06095. Such information is also available under the Investor Relations section of our website and from the SEC through the SEC website at the address provided above.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF THE COMPANY’S COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE OF THE PROXY STATEMENT, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY

Whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed stamped envelope.

OTHER MATTERS

The Board does not intend to present to the Special Meeting any business other than the item stated in the “Notice of Special Meeting of Stockholders” and does not know of any other matters to be brought before or voted upon at the meeting other than those referred to above. If any other matters properly come before the Special Meeting, the proxies will be voted in the discretion of the proxy holders. Each of the persons appointed by the enclosed form of proxy present and acting at the meeting, in person or by substitute, may exercise all of the powers and authority of the proxies in accordance with their judgment.

Householding of Meeting Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If, at any time, (1) you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future or (2) you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of our annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Investor Relations, 80 Lamberton Road, Windsor, Connecticut 06095, or call 860-298-4500.

SS&C TECHNOLOGIES HOLDINGS, INC.

80 Lamberton Rd

Windsor, CT 06095

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William C. Stone, Patrick J. Pedonti and Paul G. Igoe as proxy holders, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of SS&C Technologies Holdings, Inc. held of record by the undersigned on March 9, 2015, at the Special Meeting of Stockholders to be held at the Company’s headquarters located at 80 Lamberton Rd, Windsor, CT, 06095, at 9:00 a.m. on March 27, 2015, or any adjournment or postponement thereof.

If you sign and return this proxy card but do not give any direction, this proxy will be voted FOR Proposal 1 and, in the discretion of the proxies, upon such other matters as may properly come before the Special Meeting and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

1.1

14475

SPECIAL MEETING OF STOCKHOLDERS OF

SS&C TECHNOLOGIES HOLDINGS, INC.

March 27, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The proxy statement and proxy card

are available at http://www.ssctech.com/2015specialmeeting

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

00030000000000000000 4 032715

The Board of Directors recommends a vote FOR Proposal 1.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

FOR AGAINST ABSTAIN

1. The approval of an amendment to SS&C’s Restated Certificate of Incorporation to increase the authorized shares of SS&C’s common stock to 200,000,000 shares.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Special Meeting of Stockholders and a Proxy Statement for the Special Meeting of Stockholders.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder

Date:

Signature of Stockholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.